- --------------------------------------------------------------------------------



                             MCDONALD'S CORPORATION
                                     Issuer

                                       to



                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                                    Trustee



                                   Indenture



                            Dated as of      , 1995



                                  $__,000,000



           ___% Subordinated Deferrable Interest Debentures due 2025

- --------------------------------------------------------------------------------

                             McDONALD'S CORPORATION

           Reconciliation and tie between Trust Indenture Act of 1939
                     and Indenture dated as of       , 1995

TRUST INDENTURE ACT SECTION                           INDENTURE SECTION
- -----------------------------                         -----------------
(S)310  (a)(1)...................................                   609
        (a)(2)...................................                   609
        (a)(3)...................................        Not Applicable
        (a)(4)...................................        Not Applicable
        (a)(5)...................................                   609
        (b)......................................                   608
        (c)......................................   Not Applicable; 610
(S)311  (a)......................................                   613
        (b)......................................                   613
        (b)(2)...................................                   613
        (c)......................................        Not Applicable
(S)312  (a)......................................           701; 702(a)
        (b)......................................                702(b)
        (c)......................................                702(b)
(S)313  (a)......................................                703(a)
        (b)......................................                703(b)
        (c)......................................                703(a)
        (d)......................................                703(b)
(S)314  (a)......................................             704; 1004
        (b)......................................        Not Applicable
        (c)(1)...................................                   102
        (c)(2)...................................                   102
        (c)(3)...................................        Not Applicable
        (d)......................................        Not Applicable
        (e)......................................                   102
        (f)......................................        Not Applicable
(S)315  (a)......................................                601(a)
        (b)......................................              602; 703
        (c)......................................                601(b)
        (d)......................................                601(c)
        (d)(1)...................................             601(c)(i)
        (d)(2)...................................            601(c)(ii)
        (d)(3)...................................           601(c)(iii)
        (e)......................................                   514
(S)316  (a)(1)(A)................................                   512
        (a)(1)(B)................................                   513
        (a)(2)...................................        Not Applicable
        (b)......................................                   508
        (c)......................................                   114
(S)317  (a)(1)...................................                   503
        (a)(2)...................................                   504
        (b)......................................                  1003
(S)318  (a)......................................                   107

___________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

ARTICLE ONE.  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................................   1
SECTION 101.  Definitions............................................................................................   1
SECTION 102.  Compliance Certificates and Opinions...................................................................   4
SECTION 103.  Form of Documents Delivered to Trustee.................................................................   5
SECTION 104.  Acts of Holders........................................................................................   5
SECTION 105.  Notices, Etc., to Trustee and Company..................................................................   6
SECTION 106.  Notice to Holders; Waiver..............................................................................   6
SECTION 107.  Conflict with Trust Indenture Act......................................................................   7
SECTION 108.  Effect of Headings and Table of Contents...............................................................   7
SECTION 109.  Successors and Assigns.................................................................................   7
SECTION 110.  Separability Clause....................................................................................   7
SECTION 111.  Benefits of Indenture..................................................................................   7
SECTION 112.  Governing Law..........................................................................................   7
SECTION 113.  Legal Holidays.........................................................................................   7
SECTION 114.  Record Date for Vote or Consent of Holders.............................................................   7
SECTION 115.  Incorporators, Stockholders, Officers and Directors of the Company Exempt from Individual Liability....   8
ARTICLE TWO.  FORM OF SECURITIES.....................................................................................   8
SECTION 201.  Forms Generally........................................................................................   8
ARTICLE THREE.  THE SECURITIES.......................................................................................   8
SECTION 301.  Title and Terms........................................................................................   8
SECTION 302.  Denominations..........................................................................................   9
SECTION 303.  Execution, Authentication, Delivery And Dating.........................................................   9
SECTION 304.  Temporary Securities...................................................................................   9
SECTION 305.  Registration, Registration of Transfer and Exchange....................................................  10
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.......................................................  10
SECTION 307.  Payment of Interest; Interest Rights Preserved.........................................................  11
SECTION 308.  Persons Deemed Owners..................................................................................  12
SECTION 309.  Cancellation...........................................................................................  12
SECTION 310.  Computation of Interest................................................................................  12
ARTICLE FOUR.  SATISFACTION AND DISCHARGE............................................................................  12
SECTION 401.  Satisfaction and Discharge of Indenture................................................................  12
SECTION 402.  Application of Trust Money.............................................................................  13
ARTICLE FIVE.  REMEDIES..............................................................................................  13
SECTION 501.  Events of Default......................................................................................  13
SECTION 502.  Acceleration of Maturity...............................................................................  14
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee........................................  14
SECTION 504.  Trustee May File Proofs of Claim.......................................................................  15
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities............................................  15
SECTION 506.  Application of Money Collected.........................................................................  15
SECTION 507.  Limitation on Suits....................................................................................  16
SECTION 508.  Unconditional Right Of Holders To Receive Principal And Interest.......................................  16
SECTION 509.  Restoration of Rights and Remedies.....................................................................  16
SECTION 510.  Rights and Remedies Cumulative.........................................................................  17
SECTION 511.  Delay or Omission Not Waiver...........................................................................  17
SECTION 512.  Control by Holders.....................................................................................  17
SECTION 513.  Waiver of Past Defaults................................................................................  17
SECTION 514.  Undertaking for Costs..................................................................................  17
SECTION 515.  Waiver of Stay or Extension Laws.......................................................................  18
ARTICLE SIX.  THE TRUSTEE............................................................................................  18
SECTION 601.  Certain Duties and Responsibilities....................................................................  18
SECTION 602.  Notice of Defaults.....................................................................................  19
SECTION 603.  Certain Rights of Trustee..............................................................................  19
SECTION 604.  Not Responsible for Recitals or Issuance of Securities.................................................  20
SECTION 605.  May Hold Securities....................................................................................  20
SECTION 606.  Money Held in Trust....................................................................................  20
SECTION 607.  Compensation and Reimbursement.........................................................................  20
SECTION 608.  Disqualification; Conflicting Interest.................................................................  21
SECTION 609.  Corporate Trustee Required; Eligibility................................................................  21
SECTION 610.  Resignation and Removal; Appointment of Successor......................................................  21


SECTION 611.  Acceptance of Appointment by Successor.................................................................  22
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business............................................  22
SECTION 613.  Preferential Collection of Claims Against Company......................................................  22
SECTION 614.  Appointment of Authenticating Agent....................................................................  23
ARTICLE SEVEN.  HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY.....................................................  24
SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders..............................................  24
SECTION 702.  Preservation of Information, Communication to Holders..................................................  24
SECTION 703.  Reports by Trustee.....................................................................................  24
SECTION 704.  Reports by Company.....................................................................................  25
ARTICLE EIGHT.  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................................................  25
SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms....................................................  25
SECTION 802.  Successor Substituted for Company......................................................................  26
ARTICLE NINE.  SUPPLEMENTAL INDENTURES...............................................................................  26
SECTION 901.  Supplemental Indentures Without Consent Of Holders.....................................................  26
SECTION 902.  Supplemental Indentures With Consent Of Holders........................................................  26
SECTION 903.  Execution of Supplemental Indentures...................................................................  27
SECTION 904.  Effect of Supplemental Indentures .....................................................................  27
SECTION 905.  Conformity with Trust Indenture Act....................................................................  27
SECTION 906.  Reference in Securities to Supplemental Indentures.....................................................  27
ARTICLE TEN.  COVENANTS..............................................................................................  28
SECTION 1001.  Payment of Principal and Interest.....................................................................  28
SECTION 1002.  Maintenance of Office or Agency.......................................................................  28
SECTION 1003.  Money For Security Payments To Be Held In Trust.......................................................  28
SECTION 1004.  Statements of Officers of Company as to Default.......................................................  29
SECTION 1005.  Existence.............................................................................................  29
SECTION 1006.  Maintenance of Properties.............................................................................  30
SECTION 1007.  Payment of Taxes and Other Claims.....................................................................  30
SECTION 1008.  Further Instruments and Acts..........................................................................  30
SECTION 1009.  Waiver of Certain Covenants...........................................................................  30
SECTION 1010.  Limitation on Dividends and Capital Stock Acquisitions................................................  30
ARTICLE ELEVEN.  REDEMPTION OF SECURITIES............................................................................  31
SECTION 1101.  Right of Redemption...................................................................................  31
SECTION 1102.  Applicability of Article..............................................................................  31
SECTION 1103.  Election to Redeem; Notice to Trustee.................................................................  31
SECTION 1104.  Selection by Trustee of Securities to be Redeemed.....................................................  31
SECTION 1105.  Notice of Redemption..................................................................................  31
SECTION 1106.  Deposit of Redemption Price...........................................................................  32
SECTION 1107.  Securities Payable on Redemption Date.................................................................  32
SECTION 1108.  Securities Redeemed in Part...........................................................................  32
ARTICLE TWELVE.  SUBORDINATION OF DEBENTURES.........................................................................  33
SECTION 1201.  Securities Subordinate to Senior Indebtedness.........................................................  33
SECTION 1202.  Payment Over of Proceeds Upon Default.................................................................  33
SECTION 1203.  Payment Over of Proceeds Upon Dissolution, Etc........................................................  33
SECTION 1204.  Subrogration to Rights of Holders of Senior Indebtedness..............................................  34
SECTION 1205.  Trustee to Effectuate Subordination...................................................................  35
SECTION 1206.  Notice to Trustee.....................................................................................  35
SECTION 1207.  Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights..................  36
SECTION 1208.  Trustee Not Fiduciary for Holders of Senior Indebtedness..............................................  36
SECTION 1209.  No Waiver of Subordination Provisions.................................................................  36
SECTION 1210.  Defeasance of this Article Twelve.....................................................................  36
ARTICLE THIRTEEN.  DEFEASANCE AND COVENANT DEFEASANCE................................................................  36
SECTION 1301.  Company's Option to Effect Defeasance or Covenant Defeasance..........................................  36
SECTION 1302.  Defeasance and Discharge..............................................................................  37
SECTION 1303.  Covenant Defeasance...................................................................................  37
SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.......................................................  37
SECTION 1305.  Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions...  39
SECTION 1306.  Reinstatement.........................................................................................  39

     INDENTURE, dated as of           , 1995, between McDonald's Corporation, a
Delaware corporation (the "Company"), having its principal office at One McDonald's Plaza, Oak Brook, Illinois 60521, and First Fidelity Bank, National Association, Philadelphia, Pennsylvania, as Trustee (the "Trustee").

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (e) unless otherwise specifically stated herein, the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than a day on which banking institutions in the City of New York, New York or the City of Philadelphia, Pennsylvania are authorized or required by law to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman, its President or any Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee in Philadelphia, Pennsylvania, at which at any particular time its corporate trust business shall be administered.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel reasonably acceptable to the Trustee which may include the General Counsel, any Associate General Counsel or any Assistant General Counsel employed by the Company.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Company proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, including as applicable without duplication, any accrued interest due upon such redemption pursuant to the terms of this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the February 15, May 15, August 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer," when used with respect to the Trustee, means any vice president, any assistant vice president, any corporate trust officer or any other officer within the Trustee's Corporate

Trust Office customarily performing
functions similar to those performed by any of the above designated officers and also means, with respect to a particular trust matter, any other officer, to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" means the ___% Subordinated Deferrable Interest Debentures due 2025 of the Company authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meaning specified in Section 305.

     "Senior Indebtedness" means the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) all indebtedness or obligations of the Company evidenced by notes, debentures, bonds or other securities or financial instruments; (b) all indebtedness or obligations of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Company, including through an agreement to purchase, contingent or otherwise; and (c) all renewals, extensions or refundings of indebtedness or obligations of the kinds described in either of the preceding clauses (a) or (b); unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Securities; provided, however, that Senior Indebtedness shall not include amounts owed to trade creditors in the ordinary course of business.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "U.S. Government Obligations" has the meaning specified in Section 1304.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be provided in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such action is made upon such Security. Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Administration, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument attention: Treasurer with a copy to the Controller, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provisions of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified, or if excluded shall not be deemed to apply to this Indenture, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of Illinois.

SECTION  113.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, if such payment is made or duly provided for on the next succeeding Business Day.

SECTION 114.  Record Date for Vote or Consent of Holders.

     The Company (or, in the event deposits have been made pursuant to Articles Four or Thirteen or after the occurrence of an Event of Default the Trustee has called for action by the Holders, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of ten days prior to the first solicitation of such vote or consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

SECTION 115.  Incorporators, Stockholders, Officers and Directors of the Company
- --------------------------------------------------------------------------------
              Exempt from Individual Liability.
              ---------------------------------

     No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                  ARTICLE TWO

                               FORM OF SECURITIES

SECTION 201.  Forms Generally.
- -----------------------------

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in Exhibit A, which is part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof, with the consent of the Trustee.

     The definitive Securities relating thereto shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof, with the consent of the Trustee.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Title and Terms.
- -----------------------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $___,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1108.

     The Securities shall be known and designated as the "____% Subordinated Deferrable Interest Debentures due 2025" of the Company. Their Stated Maturity shall be __________ , 2025 and they shall bear interest at the rate of ____% per annum, from and including the date of issuance thereof until maturity or earlier redemption, payable quarterly in arrears on June 1, September 1, December 1 and March 1 commencing June 1, 1995, until the principal thereof is paid or made available for payment.

     The principal of and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, the City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

SECTION 302.  Denominations.
- ---------------------------

     The Securities shall be issuable only in registered form without coupons and only in denominations of $25 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery And Dating.
- ------------------------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.
- ----------------------------------

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities with the consent of the Trustee.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive

Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.  Registration, Registration of Transfer and Exchange.
- -----------------------------------------------------------------

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register" in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to
Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount. At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1108. The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under
Section 1104 and ending at the close of business on the day of such mailing, or
(b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.
- --------------------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity, as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.
- ------------------------------------------------------------

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date notwithstanding the fact that such Holder was a Holder on such regular Record Date, and such Defaulted Interest may be paid by the Company at its election, as provided in Clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and no less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the
     Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered in the Securities Register as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or repurchase shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee and a certificate of destruction delivered to the Company.

SECTION 310.  Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full calendar month on the basis of the actual number of days elapsed in such period.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities and rights of the Trustee herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a)  either

          (i) all Securities theretofore authenticated and delivered (other than
     (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 305, 306, 607, 608, 702, 1001, 1002 and 1003 shall survive until the Securities are no longer Outstanding and the obligations of the Company in Section 607 shall survive termination of this Indenture.

SECTION 402.  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

     "Event of Default," whenever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of principal of any Security at its Maturity, and continuance of such default for a period of 10 days; or

     (c) default in the payment of the Redemption Price in respect of any Security on the Redemption Date therefor in accordance with the provisions of Article Eleven, and continuance of such default for a period of 10 days; or

     (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 502.  Acceleration of Maturity.

     If an Event of Default (other than an Event of Default specified in clause
(e) or (f) of Section 501) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and such principal shall become immediately due and payable. If an Event of Default specified in clause (e) or (f) of Section 501 occurs, all unpaid principal and accrued interest on the Securities then outstanding shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (a) default is made in the payment of any interest on any Security when such interest comes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of any Security at the Maturity thereof, including payment of the Redemption Price on any Redemption Date, and in each case such default continues for a period of 10 days, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions authorized under the Trust Indenture Act or any other applicable laws as may be appropriate in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

     Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 607;
and

     SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

     THIRD: To the payment of the remainder, if any, to whomsoever may be lawfully entitled thereto, or as a court of competent jurisdiction may direct.

SECTION 507.  Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder,

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.  Unconditional Right Of Holders To Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default in the payment of the principal of or interest on any Security. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the endorsement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of negligence, bad faith or wilful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith or willful misconduct, except that

          (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it from time to time hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation and Reimbursement.

     The Company agrees

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to any action or failure to act by the Trustee that breaches the applicable standard of care relating thereto; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred unless incurred in connection with any action or failure to act by the Trustee that breaches the applicable standard of care relating thereto, arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in clauses (e) and (f) of Section 501, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.  Disqualification; Conflicting Interest.

     The Trustee shall be subject to the provisions of (S) 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of (S) 310(b) of the Trust Indenture Act.

SECTION 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder who satisfies the requirements of paragraphs (1), (2) and (5) of (S) 310 of the Trust Indenture Act and which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (i) The Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company may remove the Trustee, or (y) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective, the retiring Trustee shall be released from all obligations for future actions under this Indenture and such successor Trustee, without any further act, deed or conveyance, shall become vested, with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly, vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or convened or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by, the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Company.

     The Trustee shall comply with (S) 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in (S) 310(b) of the Trust Indenture Act. A trustee who has resigned or been removed shall be subject to (S) 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 614.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities described in the within mentioned Indenture.

                              FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                              As Trustee


                              By:
                                 ---------------------------
                                 As Authenticating Agent


                              By:
                                 ---------------------------
                                 Authorized Signatory



                                 ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE
                                  AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.
- -----------------------------------------------------------------------

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 10 Business Days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information, Communications to Holders.
- --------------------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) Holders may communicate pursuant to (S) 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of (S) 312 (c) of the Trust Indenture Act.

SECTION 703.  Reports by Trustee.
- --------------------------------

     (a) If such report is required by (S) 313 of the Trust Indenture Act, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report as of such May 15 that complies with (S) 313 (a) of the Trust Indenture Act. The Trustee also shall comply with (S) 313(b)(2), (c) and (d) of the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.
- --------------------------------

     The Company shall:

          (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Holders, in the manner and to the extent provided in Subsection 703(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms.
- -----------------------------------------------------------------

     The Company shall not consolidate with or merge into any other Person (other than an Affiliate) or convey, transact or lease all or substantially all of its properties and assets to any Person (other than an Affiliate) substantially as an entirety, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered by the successor corporation to the Trustee in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

          (c) such consolidation, merger, conveyance, transfer or lease does not materially affect the validity or enforceability of the Securities; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Substituted for Company.
- -----------------------------------------------

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent Of Holders.
- ----------------------------------------------------------------

     Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities in accordance with Article Eight; or

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (c) to add any additional Events of Default; or

          (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (d) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.  Supplemental Indentures With Consent Of Holders.
- -------------------------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or change the place of payment where, or the coin or currency in which, any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or, in the case of redemption, on or after the Redemption Date or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (c) modify any of the provisions of this Section or Section 513 or
     Section 1009, except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.
- --------------------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel of the Company stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.
- -----------------------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and, subject to
Section 902, every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.
- -------------------------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.
- ----------------------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered to the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal and Interest.

     The Company covenants and agrees that it will duly and punctually pay the principal of and interest on the Securities and the Redemption Price, if any, each in accordance with the terms of the Securities and this Indenture.

     To the extent permitted by applicable law, the Company shall pay interest on overdue amounts at the rate set forth in the Securities, and it shall pay interest on overdue interest at the same rate compounded quarterly (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

SECTION 1002.  Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, the City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money For Security Payments To Be Held In Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the paying of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such paying by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and Philadelphia, Pennsylvania, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining, will be repaid to the Company.

SECTION 1004.  Statements of Officers of Company as to Default.

     (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof (but no later than the time of filing of the annual report of the Company with the Trustee pursuant to Section 704), an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in compliance with all conditions and covenants hereunder, without regard to any period of grace or requirement of notice provided hereunder. If the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Officers' Certificate need not comply with Section 102 hereof.

     (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

SECTION 1005.  Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.  Maintenance of Properties.

     The Company will cause all properties material to the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Securities are Outstanding; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.  Payment of Taxes and Other Claims.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary, in each case material to the Company and its Subsidiaries taken as a whole; provided, however, that the Company, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

SECTION 1008.  Further Instruments and Acts.

     Upon reasonable request of the Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary, or proper to carry out more effectively the purposes of this Indenture, including, but not limited to, any reporting requirements relating to original issue discount for purposes of federal income taxation.

SECTION 1009.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Article Ten (other than Sections 1001 through 1005, inclusive), if before the time for such compliance the Holders of at least a majority (or such greater amount as may be specified in any such term, provision or condition) in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1010.  Limitation on Dividends and Capital Stock Acquisitions.

     The Company covenants and agrees that, if at any time it has failed to make any payment of interest or principal on the Securities when due (after giving effect to any grace period for payment thereof as provided in Section 501), or the Company exercises its option to extend the interest payment period as provided for in the Securities, the Company will not, until all defaulted interest on the Securities and all interest accrued on the Debentures during an Extension Period (as described in the Debentures) and all principal, then due and payable on the Securities shall have been paid in full, (a) declare, set aside or pay any dividend or distribution on any capital stock of the Company (except for dividends or distributions in shares of its capital stock or rights to acquire shares of its capital stock) ; or

(b) repurchase, redeem, or otherwise acquire any shares of its capital stock (except: (i) by conversion into or exchange for shares of its capital stock; or (ii) for a redemption, purchase or other acquisition of shares of its capital stock made for the purpose of any employee incentive plan or benefit plan of the Company or any of its Affiliates).

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Right of Redemption.

     The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after December 3, 1997, at the Redemption Price of 100% of the principal amount, together with accrued interest to the Redemption Date.

SECTION 1102.  Applicability of Article.

     Redemption of Securities at the election of the Company shall be made in accordance with the provisions of this Indenture.

SECTION 1103.  Election to Redeem; Notice to Trustee.

     In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.  Selection by Trustee of Securities to be Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot and which may provide for the selection for redemption of portions (equal to $25 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $25.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address, appearing in the Security Register.

     All notices of redemption shall state:

          (a)  the Redemption Date,

          (b)  the Redemption Price,

          (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                          SUBORDINATION OF DEBENTURES

SECTION 1201.  Securities Subordinate to Senior Indebtedness.

     Unless otherwise provided in a supplemental indenture, the Company covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Twelve; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of or interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article Twelve shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1202.  Payment Over of Proceeds Upon Default.

     In the event and during the continuation of any default in the payment of principal or interest or any other payment due on any Senior Indebtedness specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal (including redemption payments) of or interest on the Securities.

     In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraphs of this Section 1202, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the Holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the Holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the Holders of Senior Indebtedness.

SECTION 1203.  Payment Over of Proceeds Upon Dissolution, Etc.

     Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     For purposes of this Article Twelve, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Twelve with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (a) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (b) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1203 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section 1202 or in this Section 1203 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1204.  Subrogation to Rights of Holders of Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payment or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness on the other hand.

     Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Article Six, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount hereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 1205.  Trustee to Effectuate Subordination.

     Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1206.  Notice to Trustee.

     The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article Six, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1206 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Article Six, shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Twelve, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 1207. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1208.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

     The Trustee in its capacity as Trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Article Six, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith mistakenly pay over or deliver to holders of Securities, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 1209.  No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other person.

SECTION 1210.  Defeasance of this Article Twelve.

     The subordination of the Securities provided by this Article Twelve is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Twelve.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.  Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may, at its option, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302.  Defeasance and Discharge.

     Upon the Company's exercise of the option provided in Section 1301 applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities (including the provisions of Article Twelve hereof) on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Section 305, 306, 702, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and
(d) this Article Thirteen.

     Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

SECTION 1303.  Covenant Defeasance.

     Upon the Company's exercise of the option provided in Section 1301 applicable to this Section 1303, the Company shall be released from its obligations under Sections 1006, 1007 and 1008, and the provisions of Article Twelve hereof shall not constitute an Event of Default, and such Sections and Article shall no longer apply with respect to or for the benefit of the Company, the Securities, the Holders of Securities and the holders of Senior Indebtedness on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability, in respect of any term, condition or limitation set forth in any such Sections or Article whether directly or indirectly by reason of any reference elsewhere herein to any such Sections or Article or by reason of any reference in such Sections or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) U.S. dollars in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and without further reinvestment thereof will provide, not later than one Business Day before the due date of any payment, U.S. dollars in an amount, or (iii) a combination thereof in an aggregate amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee or other qualifying trustee to pay and discharge, the principal of and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (b) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Services a ruling or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (c) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

          (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit, in the case of an election under Section 1302 or 1303.

          (e) At the time of such Defeasance or Covenant Defeasance: (i) no default in the payment of all or a portion of principal or interest in respect of any Senior Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (ii)(x) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, (y) no judicial proceeding shall be pending with respect to any such event of default and (z) the Company and the Trustee shall not have received a notice with respect to any such event of default from any holder of Senior Indebtedness (or their representative or representatives) or, in the case of either clause (i) or clause (ii) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

          (f) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(e) and (f) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (g) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (h) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (i) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions present provided for relating to either the Defeasance under Section 1302 or the Covenant Defeasance under Section 1303 (as the case may be) have been complied with.

          (j) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (k) the subordination provisions of Article Twelve shall no longer apply to the Securities upon such Defeasance or Covenant Defeasance.

SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust, to the extent allocated for the payment of Securities shall not be subject to the provisions of Article Twelve.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law, is for the account of the Holders of the Outstanding Securities.

     Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally, recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount hereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

     The provisions for subordination of the Securities set forth in Article Twelve are hereby expressly made subject to the provisions for Defeasance or Covenant Defeasance in this Article Thirteen and, anything herein to the contrary notwithstanding, upon the effectiveness of such Defeasance or Covenant Defeasance, such Securities shall thereupon cease to be so subordinated.

SECTION 1306.  Reinstatement.

     If the Trustee or Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                    * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              McDONALD'S CORPORATION


                              By: _________________________________________

                              Name: _______________________________________

                              Title: ______________________________________
ATTEST:


___________________________________

Name: _____________________________

Title: ____________________________

                              FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Trustee


                              By: _________________________________________

                              Name: _______________________________________

                              Title: ______________________________________
ATTEST:


___________________________________

Name: _____________________________

Title: ____________________________

                                   Exhibit A


                          [FORM OF FACE OF DEBENTURE]

                             McDonald's Corporation

             % Subordinated Deferrable Interest Debenture due 2025


No.............                                      $...........


          McDonald's Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to), for value received hereby promises to pay to __________________ or registered assigns, the
principal sum of___________________ DOLLARS, on         , 2025.


          Interest Payment Dates: September 30, December 31, March 31 and
                                  June 30
          Regular Record Dates: September 15, December 15, March 15 and June 15


          Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, McDonald's Corporation has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:                                  McDonald's Corporation


                                        By:___________________

Seal
Attest:


By:__________________

          TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debentures referred to in the within-mentioned Indenture.

                                  First Fidelity Bank, National Association as
                                   Trustee


                                  By:____________________
                                     Authorized Signatory

                                  Dated:_________________

                         [FORM OF REVERSE OF DEBENTURE]

                             McDONALD'S CORPORATION

             % Subordinated Deferrable Interest Debenture due 2025


          Indenture. This Debenture is one of a duly authorized issue of Securities of the Company designated as its % Subordinated Deferrable Interest Debentures due 2025 (herein called the "Debenture"), limited in aggregate principal amount to $ ,000,000, issued and to be issued under an Indenture,
dated as of      , 1995 (herein called the "Indenture") between the Company and
First Fidelity Bank, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered.


          Interest. The Company promises to pay interest on said principal sum
from [         ] or from the most recent Interest Payment Date to which
interest has been paid or duly provided for, quarterly in arrears on September
30, December 31, March 31 and June 30 in each year commencing [           ] at
the rate of 7.72% per annum from [           ] to but excluding [      , 1995]
and from and after [        , 1995] at the rate of   % per annum until maturity
or earlier redemption. If any date on which interest is payable on this Debenture is not a Business Day, the payment of interest due on such date may be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the September 15, December 15, March 15 or June 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Extension of Interest Payment Period. Notwithstanding anything contained in the Indenture to the contrary, the Company shall have the right at any time during the term of the Debentures, so long as the Company is not in default in the payment of interest on the Debentures, to extend the interest payment period for an Extension Period (as defined below). Except as provided in the next succeeding sentence, no interest shall be due and payable during an Extension Period, but at the end of each Extension Period the Company shall pay all interest then accrued and unpaid on the Debentures, together with interest thereon, compounded quarterly, at the rate of % per annum, to the extent permitted by law. Prior to the termination of any Extension Period, the Company may (a) on any Interest Payment Date pay all or any portion of the interest accrued on the Debentures as provided on the face hereof to Holders of record on the Regular Record Date for such Interest Payment Date or (b) from time to time further extend the interest payment period as provided in the last sentence of this paragraph, provided that any such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 calendar quarters from the last date to which interest on the Debentures was paid in full. If the Company shall elect to pay all of the interest accrued on the Debentures on an Interest Payment Date during an Extension Period, such Extension Period shall automatically terminate on such Interest Payment Date. Upon the termination of any Extension Period and the payment of all amounts of interest then due, the Company may select a new Extension Period, subject to the above requirements. The Company shall cause the Trustee to give notice to the Holders in the manner provided in the Indenture, not less than five Business Days prior to the earlier of (i) the May 15, August 15, November 15 or February 15 next preceding the applicable Interest Payment Date and (ii) the date on which the Company or the Trustee is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization of the Regular Record Date and the payment date for such related interest payment period, of

          (x) the Company's election to initiate an Extension Period and the duration thereof,

          (y) the Company's election to extend any Extension Period beyond the Interest Payment Date on which such Extension Period is then scheduled to terminate, and the duration of such extension, and

          (z) the Company's election to make a full or partial payment of interest accrued on the Debentures on any Interest Payment Date during any Extension Period and the amount of such payment.

          The Term "Extension Period" means the period from and including the Interest Payment Date next following the date of any notice of extension of the interest payment period on the Debentures given pursuant to the last sentence of the preceding paragraph (or, in the case of any further extension of the interest payment period pursuant to the third sentence of the preceding paragraph before the payment in full of all accrued interest on the Debentures, the Interest Payment Date to which interest was paid in full) to but excluding the Interest Payment Date to which payment of interest on the Debentures is so extended, after giving affect to any further extensions of the interest payment period on the Debentures pursuant to the third sentence of the preceding paragraph; provided that no Extension Period shall exceed 20 consecutive quarters from the last date to which interest on the Debentures was paid in full; and provided, further, that any Extension Period shall end on an Interest Payment Date. Notwithstanding the foregoing, in no event shall any Extension Period exceed the final Stated Maturity of the principal of the Debentures.

          Method of Payment. Payment of the principal of and interest on this Debenture will be made at the office or agency of the Company in the Borough of Manhattan, the City of New York, or at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

          Paying Agent and Security Registrar. Initially, the Trustee will act as Security Registrar through its office at 123 South Broad Street, Philadelphia, Pennsylvania 19109, and the Company has appointed the Trustee to act as Paying Agent through its office or agency in New York, New York.

          Redemption The debentures may be redeemed, at the option of the Company, in whole or in part (in denominations of $25 or integral multiples thereof), on any date on or after December 3, 1997, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder thereof at a Redemption Price of 100% of the principal amount, together with accrued

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interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Debentures, or one or more Predecessor Debentures, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

          In event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion thereof will be issued in the name of the Holder thereof upon the cancellation hereof.

          Subordination. The Company and each Holder, by acceptance hereof, agrees that the payment of the principal of and interest on the Debentures is subordinated, to the extent and in the manner provided in the Indenture, to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate in the discretion of the Trustee to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

          Indebtedness. The Company and, by its acceptance of this Debenture or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

          Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

          Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

          Obligation Absolute. No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

          Denominations. The Debentures are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same and upon surrender of the Debenture for registration of transfer at the office or agency of the Company in New York, the Company will execute, and the Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures, of authorized denominations and of a like aggregate principal amount and tenor. Every Debenture surrendered for registration of transfer or exchange will, if required by the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Persons Deemed Owners. Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered in the Security Register as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No Recourse Against Others. No recourse for the payment of the principal of or interest on this Debenture, or for any claim based hereon or on the Indenture and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Governing Law. This Debenture will be governed by and construed in accordance with the internal laws of the State of Illinois.

          Terms. All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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